Exhibit 99.1

ROYAL CARIBBEAN ANNOUNCES GLOBAL SUSPENSION OF CRUISING

MIAMI, March 14, 2020 – Given global public health circumstances, Royal Caribbean Cruises Ltd. has decided to suspend the sailings of our fleet globally at midnight tonight.

We will conclude all current sailings as scheduled and assist our guests with their safe return home.

As with our announcement yesterday regarding U.S. sailings, we expect to return to service on April 11, 2020.

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Media Contact: corporatecommunications@rccl.com